EXHIBIT 99.2

FINAL TRANSCRIPT

QD - QuadraMed Chairman and CEO, Lawrence P. English Interviewed on Forbes.com

FINAL TRANSCRIPT

Conference Call Transcript

QD - QuadraMed Chairman and CEO, Lawrence P. English Interviewed on Forbes.com

Event Date/Time: Aug. 25. 2004 / NTS ET

Event Duration: N/A

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FINAL TRANSCRIPT

QD - QuadraMed Chairman and CEO, Lawrence P. English Interviewed on Forbes.com

CORPORATE PARTICIPANTS

Larry English

Quadramed Corporation - Chairman, CEO

CONFERENCE CALL PARTICIPANTS

Tara Murphy

Forbes.com

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© 2004 2002 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

PRESENTATION

Tara Murphy - Forbes.com

For Quadramed, a healthcare IT and services provider listing on the American Stock Exchange on August 19 marks quite a comeback. After undergoing an SEC investigation, financial restatement and management changes, the company has turned itself around and is ready to rival competitors like McKesson in the growth business of care management solutions.

Here to tell us about the Company’s strategy is Chairman and CEO, Larry English. So Larry, why don’t you talk to me a little bit about the obstacles that you had to overcome to get here.

Larry English - Quadramed Corporation - Chairman, CEO

Well Tara, Quadramed was a company formed in the mid 1990s and like a lot of companies at that time it was a roll up. It did 27 acquisitions in the period between 1997 and 1999. I was brought in as a turnaround manager basically to integrate those acquisitions and to form the company into a whole.

The problem arose and the biggest obstacles we faced in 2002 when we brought in PriceWaterhouseCoopers as a new auditor and were sort of hit by the perfect storm of events, 2002 was the year that Enron unfolded, that Tyco unfolded, that the Sarbanes-Oxley Bill was enacted.

And all of a sudden, in the middle of the year, we found ourselves facing an enormous number of challenges from an accounting point of view. Essentially, the new auditors wanted us to demonstrate that the accounting for all of the acquisitions that had been made between 1997 and 1999 had been accounted for properly.

Well, all those records were with Arthur Anderson and by that time, Arthur Anderson was out of business. That led to a prolonged period where we had to hire forensic accountants, other issues were raised about the past accounting. We literally had to restate three years worth of financial statements. We, of course, as soon as we announced we were going to do a restatement we’re hit with shareholder suits and class action suits.

The SEC began to investigate the matter. This was an environment where it was very, very difficult for a company undergoing a restatement. The restatement was so complex that the NASDAQ where our stock had been trading eventually had to de-list us. The understood our predicament and kept us listed for a number of months, but in March of 2003, they de-listed it.

That created another crisis in that we had $70 million in debt that was do if we were de-listed from NASDAQ. In other words, that was the one covenant. We had to stay listed and when we were de-listed, we had 45 days to come up with $70 million and we had $30 and we had no way of coming up with the $70 million other than the good fortune that we had to be able to refinance the debt with the existing bond holders. So that was another major obstacle that we overcame in 2003 and literally avoided bankruptcy.

When we finally completed the restatement late in 2003, in September, and merged in 2004, was still the hangover of the shareholder suits and still the hangover of the SEC investigation. Those matters were resolved in the first two quarters of 2004, the next hurdle was because of the restructuring we had done in 2003, we had way too much debt and we had to go out and raise more capital.

In June we announced the completion of the sale of $100 million in preferred stock. We used that money to repay all of the debt and then today of course was the culmination of our comeback when our shares again were eligible for an approved for and are now trading on the American Stock Exchange. So we’ve had a rocky two and a half to three year time, but it’s turned out OK.

FINAL TRANSCRIPT

QD - QuadraMed Chairman and CEO, Lawrence P. English Interviewed on Forbes.com

Tara Murphy - Forbes.com

What was it like to undergo an SEC investigation?

Larry English - Quadramed Corporation - Chairman, CEO

Well, I had to tell you it was the biggest challenge of my career. I’ve been in the business and have been managing at a very senior level for many, many years. This was an enormous challenge. And frankly, the thing I took away from it was a reinforcement of a lesson I learned a long time ago when I was in the Army.

Somehow you learn in basic training, that you face a situation where you’re on a night march or whatever it might that you don’t think you can take another step, but yet somehow you do. And you take another one and another one and another one and the next thing you know a couple hours have gone by and you’ve gotten to where you were supposed to go.

Well it was sort of the same thing here. There were many times when we could have just said, oh, this is terrible. Let’s file for bankruptcy, let’s quit, I could have moved on and done other things, but we just got up each day, continued to run the business, continue to deal with the problems as they came along, kept our head down, stayed focused, stayed positive and that kind of the kept the employees motivated, kept the customers loyal to us. And we got through it.

Tara Murphy - Forbes.com

Larry, in May, President Bush appointed a director of healthcare IT named Dr. David Brailer. He’s laid out a strategic framework for putting in place an automated patient record system. So how does your company plan on working with the government on such initiatives?

Larry English - Quadramed Corporation - Chairman, CEO

I think this is a great thing for our industry and for our company. This is what we do, we sell automated patient registration systems to hospitals and we’ve been doing it for a long time. One of the things that attracted me to Quadramed as CEO and as investor in Quadramed was the fact that it is in this industry.

That is the industry of providing technology to healthcare institutions. Healthcare is way behind the curve. This is why the president has taken this initiative, why this fellow was appointed. And it’s not just the federal government who’s putting a lot of emphasis on automated medical records and registration system. It’s private industry as well.

There was a study released a number of years ago by the institute of medicine that indicated that perhaps as many as 80,000 people are dying this year as a result of medical error. Now many of those medical errors occur because clinicians don’t have access to the data they need. So private employers have actually formed a consortium group know as the Leapfrog group, and they’re putting pressure on hospitals to use technology.

So I think the confluence of government pressure, government support, private sector pressure is going to bring about a significant increase in spending on information technology within the healthcare industry, and that’s what we do.

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FINAL TRANSCRIPT

QD - QuadraMed Chairman and CEO, Lawrence P. English Interviewed on Forbes.com

Tara Murphy - Forbes.com

Thanks Larry. Quadramed is listed on the American Stock Exchange and trades under the ticker symbol QD.

(Commercial break)

Tara Murphy - Forbes.com

Putting in place IT systems such as electronic patient records in hospitals is now widely recognized as a way to reduce the instance of medical error. Quadramed, a healthcare IT provider is looking to tap into this growth business and its chairman and CEO Larry English is here to talk about its plans as well as its challenges that lie ahead. So Larry, how will your approach differ from your competitors?

Larry English - Quadramed Corporation - Chairman, CEO

Well, we’re up against some very, Well we’re a relatively small company, certainly compared to McKesson and Siemens and GE and other people who are in this business. So our approach is to be the practical cost effective company. We have a full array of applications, both patient registration and clinical.

But we are the best in the business at being able to integrate with legacy systems. So to the degree that a company doesn’t want to replace, I’m sorry, a hospital doesn’t want to replace all of its technology. We can get them a very quick return on investment by putting in the applications that they really need the most and integrating those applications with existing systems.

So we’re very flexible, we’re very practical and we’re very cost effective. Our installations don’t take that long. We can get our technology up and running, we have a track record of successful installations. So we’re very, very flexible and very practical. Secondly, we really think our applications are quite good.

We have a lot of healthcare professionals, people who have worked in hospitals who understand how these applications are going to be used. We have married them with very good technology people. People who are skilled in new programming languages and Internet technology and the combination I think is enabling us to bring out applications that are going to be very competitive in the marketplace. So yeah, we’ve got some tough competition but we’re very versatile, we’re very nimble and we’re very close to our customers.

Tara Murphy - Forbes.com

Now how will your approach differ from your competitors?

Larry English - Quadramed Corporation - Chairman, CEO

Well, I think we have an advantage. We like to say that we’re going to have the best solutions for the 21st century. Look, technology is changing very, very rapidly. So the fact that we began developing our care management solutions in 2001 and 2002 means we were using the most modern tools and the most modern technology. So we think maybe, that is going to give us a significant competitive advantage.

Also the need for these products has changed very rapidly and being new to the party I think is enabling us to reflect customer needs and customer intentions a lot more effectively. We also have a significant base of existing customers and we intend to sell our clinical or care management product lines into that existing base of customers as well as packaging it with our patient registration and financial systems for new customers.

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© 2004 2002 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

FINAL TRANSCRIPT

QD - QuadraMed Chairman and CEO, Lawrence P. English Interviewed on Forbes.com

So we feel very good about where we are strategically, about the technology we’re using, about the way we designed our products. We’ve hired very good people who know what they’re doing. And we’re pretty confident of our success here.

Tara Murphy - Forbes.com

And how are you going to face the challenge of this business when the healthcare system is so stressed.

Larry English - Quadramed Corporation - Chairman, CEO

Well, the healthcare system is stressed and is stressed in a number of ways. One, it costs too much. Everybody focuses on the cost of healthcare. Well, our products help hospital administrators do their jobs more efficiently. In other words, our products if they’re properly used and widely installed are going to make hospitals more efficient and are going to lower the overall administrative costs of running a hospital.

The second stress on the healthcare system is this issue of patient safety. The IOM report, the statistics that a significant number of Americans are dying each year as a consequence of medical error. That’s a stress on the healthcare system and our computerized position and order entry and other care management products are aimed at dealing with that problem. So I think we are right where we need to be to help relieve these stresses from the healthcare system.

Tara Murphy - Forbes.com

Now Larry, from a managerial standpoint, what did you take away from the experience?

Larry English - Quadramed Corporation - Chairman, CEO

Well Tara, I’ve had 40 years of experience in healthcare. I started out selling hospital indemnity plans when the hospital indemnity plan covered $20 a day for a semi-private room and I rose to be the leader of one of the largest HMOs in the country. What I learned from that experience that attracted me to Quadramed in the beginning and has only been reinforced since I’ve been here is that a significant part of rising healthcare cost is a consequence of the fact that the healthcare system is way behind the curve in their utilization of technology.

And look, I can find out and any of us can, at the end of any day what our net worth is with a few clicks of the mouse. But if you get hit by a bus and wind up in the hospital, they don’t have a clue what medication you’re taking or what treatments you’ve had in the past. And I’ve learned this as a managed care executive that significant additional costs are being incurred as a result of medical errors, the wrong thing being done.

And it’s tragic to talk about all of the deaths that occur. But the fact of the matter is if errors occur they also run up a significant amount of additional cost. So the fact that healthcare is behind the curve in technology has been well known to me for some period of time and the attraction for me coming to Quadramed is that I want to be in the forefront of fixing that, of significantly increasing the amount of technology used in the healthcare system.

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© 2004 2002 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

FINAL TRANSCRIPT

QD - QuadraMed Chairman and CEO, Lawrence P. English Interviewed on Forbes.com

Tara Murphy - Forbes.com

Thanks Larry, Quadramed is listed on the American stock exchange and trades under the ticker symbol QD.

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